HIBERNIA FUNDS
Hibernia Cash Reserve Fund
Hibernia U.S. Treasury Money Market Fund
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Supplement to the Prospectus dated October 31, 2000



     Please note the following changes to the procedures described in the Funds' prospectus under the headings "WHAT DO SHARES COST?", "HOW TO PURCHASE SHARES," and "HOW TO REDEEM AND EXCHANGE SHARES."

     Beginning September 13, 2001, shareholders of the Funds may purchase and redeem shares on a limited basis on each weekday until the New York Stock Exchange ("NYSE") reopens, subject to the terms of the prospectus, except as modified below:

o Redemption orders received by 10:00 a.m. (Central time) will be paid on the same day, but will not include that day's dividend.

o Redemption orders received after 10:00 a.m. (Central time) will receive that day's dividend and the redemption proceeds will be paid on the following business day.

o Purchase orders received by 12:00 Noon (Central time) will receive that day's dividend if the Funds receive payment before 12:00 Noon (Central time).

o During this period, the Funds will price their shares each weekday at 10:00 a.m., 11:00 a.m. and 12:00 Noon (Central time).

o Requests to exchange out of the Funds will not be processed during this period.

Other terms for purchasing and redeeming shares remain as stated in the Funds' prospectus.

     Once the NYSE reopens, the terms set forth in this supplement will expire and shares of the Funds may be purchased, redeemed and exchanged at the times stated in their current prospectus.

                                                              September 13, 2001
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Federated Securities Corp., Distributor